UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22549

Northern Lights Fund Trust II
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
1209 Orange Street Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-490-4300

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2026

Item 1. Reports to Stockholders.

(a)	Tailored Shareholder Report

Essential 40 Stock ETF

(ESN) NASDAQ

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about Essential 40 Stock ETF for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://essential40etf.com/#documents. You can also request this information by contacting us at 1-800-451-5493.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Essential 40 Stock ETF	$80	0.70%

How did the Fund perform during the reporting period?

The Essential 40 Stock ETF (ESN) has outperformed both S&P 500 Total Return Index and S&P 500 Equal Weight Index year-to-date. This outperformance is attributed to the ability of our forty essential stocks navigating acute volatility, historic sector dispersion, and significant geopolitical events all the while during the transition of a new Federal Reserve Chairman. This challenging backdrop necessitated owning companies that revealed strength in earnings reports and also determining proper equity exposure to attempt to capture the continued demand for semiconductor chips as the AI revolution persists. During the March selloff, which pushed the S&P 500 into a brief 10% correction, ESN’s low beta, diversification and equal-weight structure mitigated risk; just as designed. Furthermore, the Essential 40 Stock ETF remained positive on the entire year while both the S&P 500 Total Return and the S&P 500 Equal Weight indices were negative on the year. For the one year period ESN demonstrated a similar return profile to the S&P 500 TR Index, while outperforming the S&P 500 Equal Weight Index.

As markets move into the second half of the year, broader market strength and investors’ sector repositioning should fortify the case for equal-weight exposure. Increasing uncertainty regarding the Federal Reserve’s interest rate policy path, coupled with an unclear inflation outlook, could contribute to higher equity market volatility. Owning stocks that are critical to the U.S. economy and the American way of life while being equal-weighted, seeks to allow the Essential 40 Stock ETF (ESN) to better navigate this turbulence. We embrace the old adage of ‘how to make more money, by losing less’ during these episodic moments of market dislocations. We also believe investors will continue to value ESN’s “buy what you need” approach.

We appreciate your continued support of the Essential 40 Stock ETF (ESN), and we look forward to providing a value add to your financial goals.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Essential 40 Stock ETF - NAV
S&P 500® Index
S&P 500® Equal Weight Index
Essential 40 Stock Index Total Return
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
May-2016
May-2017
May-2018
May-2019
May-2020
May-2021
May-2022
May-2023
May-2024
May-2025
May-2026
$42,788
$39,997
$31,314
$29,886

Table Summary
	Essential 40 Stock ETF - NAV	S&P 500® Index	S&P 500® Equal Weight Index	Essential 40 Stock Index Total Return
May-2016	$10,000	$10,000	$10,000	$10,001
May-2017	$10,357	$11,747	$11,581	$12,462
May-2018	$11,485	$13,436	$13,000	$14,502
May-2019	$11,363	$13,945	$13,201	$14,450
May-2020	$11,676	$15,735	$13,522	$14,934
May-2021	$16,909	$22,079	$20,671	$21,834
May-2022	$17,060	$22,013	$20,705	$22,200
May-2023	$16,843	$22,656	$19,812	$21,982
May-2024	$20,858	$29,042	$23,965	$27,458
May-2025	$23,236	$32,969	$26,002	$30,819
May-2026	$29,886	$42,788	$31,314	$39,997

Average Annual Total Returns

Table Summary
	1 Year	5 years	10 Years
Essential 40 Stock ETF - NAV	28.62%	12.06%	11.57%
S&P 500® Index	29.78%	14.15%	15.65%
S&P 500® Equal Weight Index	20.43%	8.66%	12.09%
Essential 40 Stock Index Total Return	29.79%	12.87%	14.87%

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. For updated performance call 1-800-451-5493.

Fund Statistics

  Net Assets$278,667,470
  Number of Portfolio Holdings40
  Advisory Fee (net of waivers)$901,695
  Portfolio Turnover7%

Asset Weighting (% of total investments)

Table Summary
Value	Value
Common Stocks	100.0%

What did the Fund invest in?

Sector Weighting (% of net assets)

Technology
22.9%
Industrials
14.2%
Health Care
12.1%
Consumer Discretionary
9.5%
Financials
8.8%
Energy
8.3%
Communications
7.5%
Materials
7.2%
Consumer Staples
4.5%
Utilities
4.4%
Other Assets in Excess of Liabilities
0.6%

Table Summary
Value	Value
Other Assets in Excess of Liabilities	0.6%
Utilities	4.4%
Consumer Staples	4.5%
Materials	7.2%
Communications	7.5%
Energy	8.3%
Financials	8.8%
Consumer Discretionary	9.5%
Health Care	12.1%
Industrials	14.2%
Technology	22.9%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
Intel Corporation	5.8%
Palo Alto Networks, Inc.	3.4%
Marathon Petroleum Corporation	3.1%
FedEx Corporation	3.0%
Ford Motor Company	2.8%
Apple, Inc.	2.8%
Delta Air Lines, Inc.	2.6%
Verizon Communications, Inc.	2.6%
Alphabet, Inc., Class A	2.6%
Enterprise Products Partners, L.P.	2.6%

Material Fund Changes

No material changes occurred during the year ended May 31, 2026.

Essential 40 Stock ETF

Annual Shareholder Report - May 31, 2026

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://essential40etf.com/#documents), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 053126-ESN

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	N/A

(f)(1)	See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) Keith Rhodes is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhodes is independent for purposes of this Item 3.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2026	$18,000
2025	$20,500

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2026	$3,600
2025	$3,600

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended May 31, 2026 and May 31, 2025, respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended May 31, 2026 and May 31, 2025, respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Long Form Financial Statements

Essential 40 Stock ETF

(Symbol: ESN)

Annual Financial Statements

and

Additional Information

May 31, 2026

1-800-451-5493

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

ESSENTIAL 40 STOCK ETF
SCHEDULE OF INVESTMENTS
May 31, 2026

Shares		Fair Value
	COMMON STOCKS — 99.4%
	AEROSPACE & DEFENSE - 4.3%
26,523	Boeing Company (The)(a)	$6,130,792
11,045	Lockheed Martin Corporation, Class B	5,858,820
		11,989,612
	AUTOMOTIVE - 2.8%
451,847	Ford Motor Company	7,880,212

	BANKING - 2.1%
19,509	JPMorgan Chase & Company	5,839,239

	BIOTECH & PHARMA - 7.0%
5,820	Eli Lilly & Company	6,431,100
29,532	Johnson & Johnson	6,654,445
246,313	Pfizer, Inc.	6,448,474
		19,534,019
	CHEMICALS - 2.5%
100,429	Nutrien Ltd.	6,884,408

	COMMERCIAL SUPPORT SERVICES - 2.2%
28,600	Waste Management, Inc.	6,047,756

	DIVERSIFIED INDUSTRIALS - 2.1%
37,407	3M Company	5,728,134

	E-COMMERCE DISCRETIONARY - 2.5%
25,963	Amazon.com, Inc.(a)	7,026,626

	ELECTRIC UTILITIES - 2.3%
53,063	Duke Energy Corporation	6,512,422

	GAS & WATER UTILITIES - 2.1%
48,244	American Water Works Company, Inc.	5,947,038

	HEALTH CARE FACILITIES & SERVICES - 5.0%
79,142	CVS Health Corporation	7,200,340

The accompanying notes are an integral part of these financial statements.

ESSENTIAL 40 STOCK ETF
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2026

Shares		Fair Value
	COMMON STOCKS — 99.4% (Continued)
	HEALTH CARE FACILITIES & SERVICES - 5.1% (Continued)
18,098	UnitedHealth Group, Inc.	$6,882,850
		14,083,190
	HOME CONSTRUCTION - 2.3%
89,795	Masco Corporation	6,308,099

	INSTITUTIONAL FINANCIAL SERVICES - 2.3%
23,264	CME Group, Inc.	6,363,635

	INSURANCE - 4.4%
12,529	Berkshire Hathaway, Inc., Class B(a)	5,944,760
20,563	Chubb Ltd.	6,410,103
		12,354,863
	INTERNET MEDIA & SERVICES - 4.9%
19,019	Alphabet, Inc., Class A	7,233,687
10,015	Meta Platforms, Inc., A	6,334,588
		13,568,275
	METALS & MINING - 4.7%
107,619	Freeport-McMoRan, Inc.	7,071,645
55,768	Newmont Corporation	6,123,884
		13,195,529
	OIL & GAS PRODUCERS - 8.3%
196,204	Enterprise Products Partners, L.P.	7,218,345
49,515	Exxon Mobil Corporation	7,192,549
34,716	Marathon Petroleum Corporation	8,636,299
		23,047,193
	RETAIL - CONSUMER STAPLES - 2.3%
6,600	Costco Wholesale Corporation	6,311,712

	RETAIL - DISCRETIONARY - 1.9%
16,713	Home Depot, Inc. (The)	5,300,361

	SEMICONDUCTORS - 5.8%
141,190	Intel Corporation(a)	16,191,669

The accompanying notes are an integral part of these financial statements.

ESSENTIAL 40 STOCK ETF
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2026

Shares		Fair Value
	COMMON STOCKS — 99.4% (Continued)
	SOFTWARE - 8.1%
13,344	Microsoft Corporation	$6,008,003
31,867	Oracle Corporation	7,194,931
33,499	Palo Alto Networks, Inc.(a)	9,436,332
		22,639,266
	TECHNOLOGY HARDWARE - 2.7%
24,449	Apple, Inc.	7,629,555

	TECHNOLOGY SERVICES - 6.2%
23,800	Automatic Data Processing, Inc.	5,279,792
20,033	International Business Machines Corporation	5,965,827
18,560	Visa, Inc., Class A	6,057,242
		17,302,861
	TELECOMMUNICATIONS - 2.7%
155,224	Verizon Communications, Inc.	7,421,259

	TRANSPORTATION & LOGISTICS - 5.6%
90,039	Delta Air Lines, Inc.	7,426,417
20,083	FedEx Corporation	8,269,175
		15,695,592
	WHOLESALE - CONSUMER STAPLES - 2.3%
83,522	Sysco Corporation	6,331,803

	TOTAL COMMON STOCKS (Cost $227,558,106)	277,134,328

	TOTAL INVESTMENTS - 99.4% (Cost $227,558,106)	$277,134,328
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%	1,533,142
	NET ASSETS - 100.0%	$278,667,470

LP	- Limited Partnership

LTD	- Limited Company

(a)	Non-income producing security

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock ETF
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2026

Assets:
Investment Securities:
At cost	$227,558,106
At fair value	$277,134,328
Cash	1,213,865
Cash Deposits with Broker	25
Dividends and Interest Receivable	563,459
Prepaid Expenses and Other Assets	16
Total Assets	278,911,693

Liabilities:
Investment Advisory Fees Payable	141,464
Payable to Related Parties	46,646
Accrued Expenses and Other Liabilities	56,113
Total Liabilities	244,223

Net Assets	$278,667,470

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	$229,682,843
Accumulated Gains	48,984,627
NET ASSETS	$278,667,470

Net Asset Value, Per Share
Shares:
Net Assets	$278,667,470
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	14,092,827
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$19.77

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock ETF
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2026

Investment Income:
Dividend Income (Net of tax withholding of $23,862)	$3,842,953
Interest Income	54,779
Total Investment Income	3,897,732

Expenses:
Investment Advisory Fees	915,605
Administration Fees	169,334
Fund Accounting Fees	46,654
Chief Compliance Officer Fees	30,682
Legal Fees	28,123
Audit and Tax Fees	24,914
Trustees’ Fees	20,717
Custody Fees	20,329
Printing Expense	12,096
Miscellaneous Expenses	12,089
Transfer Agent Fees	10,454
Insurance Expense	8,408
Total Expenses	1,299,405
Less: Fees Waived by Adviser	(13,910)
Net Expenses	1,285,495
Net Investment Income	2,612,237

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investments	(1,213,512)
In-Kind Redemptions	11,477,438
Realized Gain on Investments	10,263,926

Net Change in Unrealized Appreciation on:
Investments	35,767,546
Net Realized and Unrealized Gain on Investments	46,031,472

Net Increase in Net Assets Resulting From Operations	$48,643,709

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	May 31, 2026	May 31, 2025*
Operations:
Net Investment Income	$2,612,237	$1,206,653
Net Realized Gain (Loss) on Investments	(1,213,512)	168,998
Net Realized Gain on In-Kind Redemptions	11,477,438	882,631
Net Change in Unrealized Appreciation on Investments	35,767,546	5,662,849
Net Increase in Net Assets Resulting From Operations	48,643,709	7,921,131

Distributions to Shareholders:
Total Distributions Paid	(1,689,922)	(2,928,465)
Net Decrease in Net Assets From Distributions to Shareholders	(1,689,922)	(2,928,465)

Beneficial Interest Transactions:
Proceeds from Shares Issued	165,968,937	23,125,437
Distributions Reinvested	—	2,170,233
Cost of Shares Redeemed	(22,678,027)	(4,880,403)
Total Transactions	143,290,910	20,415,267

Net Increase in Net Assets Resulting From Beneficial Interest Transactions	143,290,910	20,415,267

Total Increase in Net Assets	190,244,697	25,407,933

Net Assets:
Beginning of Year	88,422,773	63,014,840
End of Year	$278,667,470	$88,422,773

Share Activity:
Shares Issued	9,690,000	1,529,418
Shares Reinvested	—	155,239
Shares Redeemed	(1,300,000)	(324,084)
Net Increase in shares of beneficial interest outstanding	8,390,000	1,360,573

*	Prior to October 18, 2024 the Fund was operating as a traditional open ended mutual fund. The Fund adopted the accounting history of its predecessor mutual fund. The above financial information includes those of the predecessor mutual fund. (See Note 1)

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	May 31, 2026		May 31, 2025*		May 31, 2024	May 31, 2023	May 31, 2022
Net Asset Value, Beginning of Year	$15.51		$14.51		$12.02	$13.32	$14.76

Activity From Investment Operations:
Net investment income (a)	0.25		0.23		0.22	0.23	0.18
Net realized and unrealized gain (loss) from investments	4.16		1.37		2.62	(0.42)	0.01
Total from investment operations	4.41		1.60		2.84	(0.19)	0.19

Distributions to shareholders from:
Net investment income	(0.15)		(0.20)		(0.22)	(0.16)	(0.20)
Net realized gains	(0.00	) (e)	(0.40)		(0.13)	(0.95)	(1.43)
Total distributions	(0.15)		(0.60)		(0.35)	(1.11)	(1.63)

Net Asset Value, End of Year	$19.77		$15.51		$14.51	$12.02	$13.32

Market Price, End of Year	$19.79		$15.52

Total Return (b)	28.62%		11.40%		23.83%	(1.27)%	0.89%

Market Price Total Return	28.67%		0.86	% (g)

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$278,667		$88,423		$63,015	$50,498	$30,587
Ratio of expenses to average net assets: (c)
before reimbursement (d)	0.71%		0.95%		1.05%	1.24%	1.29%
net of reimbursement	0.70%		0.70%		0.70%	0.71%	0.70%
Ratio of net investment income to average net assets	1.42%		1.55%		1.64%	1.87%	1.28%
Portfolio turnover rate	7	% (f)	11	% (f)	24%	55%	21%

*	Effective October 18, 2024, the Fund converted from a Mutual Fund to an ETF. The financial highlights in the above table reflect the performance of Class I shares of the Mutual Fund prior to October 18, 2024, and the performance of the Fund as an ETF for the period from October 18, 2024 through May 31, 2025.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(c)	Ratio of expenses to average net assets (excluding interest expense):

before reimbursement (d)	0.71%	0.95%	1.05%	1.23%	1.29%
net of reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%

(d)	Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.

(e)	Represents less than $0.01 per share.

(f)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

(g)	Total return shown is from the launch of the Essential 40 Stock ETF at the close of business on October 18, 2024 and has not been annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock ETF
NOTES TO FINANCIAL STATEMENTS
May 31, 2026

1.	ORGANIZATION

Essential 40 Stock ETF (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company. The primary investment objective of the Fund is to seek to track, before fees and expenses, the performance of the Essential 40 Stock Index. Effective as of the close of business on October 18, 2024, the Fund converted from a mutual fund to an exchange-traded-fund (“ETF”). The Fund adopted the performance and financial history of Essential 40 Stock Fund. The inception date of the Fund is June 6, 2014.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Operating Segments – An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s CODM is comprised of the portfolio managers and Chief Financial Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost (which approximates fair value). Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Valuation Designee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not

Essential 40 Stock ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2026

limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2026 for the Fund’s assets and liabilities measured at fair value on a recurring basis:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$277,134,328	$—	$—	$277,134,328
Total	$277,134,328	$—	$—	$277,134,328

*	See the Schedule of Investments for industry classification.

The Fund did not hold any Level 3 securities during the period.

Essential 40 Stock ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2026

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Funds will record a receivable for such tax refunds based on several factors including an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. These amounts are included in dividends and interest receivable in the Fund’s Statement of Assets and Liabilities.

Federal Income Taxes – The Fund has qualified and intends to continue to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended. By complying with the requirements applicable to RICs and annually distributing substantially all net investment company taxable income and net realized capital gains, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the current tax year or on returns filed in previous tax years which are still open to examination by all major tax authorities (generally, federal returns are open to examination by the Internal Revenue Service for a period of three years from date of filing) The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations when incurred. During the fiscal year, the Fund did not incur any interest or penalties. The Fund typically intends to annually distribute sufficient net investment company taxable income and net realized capital gains if any, so that they will not be subject to the excise tax on undistributed income of RICs. If the required amount of net investment income or gains is not distributed annually, the Fund could incur a tax expense.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Cash – The Fund considers their balances held in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances at the custodian, which, at times, may exceed federally insured limits.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Essential 40 Stock ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2026

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2026, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $17,876,427 and $12,115,649, respectively. For the year ended May 31, 2026, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $160,477,118 and $22,569,853, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – KKM Financial LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. For the year ended May 31, 2026, the Adviser earned advisory fees of $915,605 from the Fund.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until September 30, 2027, so that the total annual operating expenses of the Fund do not exceed 0.70% of the average daily net assets of the shares of the Fund. Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended May 31, 2026, the Adviser waived fees of $13,910. As of May 31, 2026, the cumulative expenses subject to recapture amounted to $415,488, of which $205,172 expires May 31, 2027, $196,406 expires May 31, 2028, and $13,910 expires May 31, 2029.

Distributor – Northern Lights Distributors, LLC, (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”). The offerings of the Shares are continuous and the Distributor acts as an agent for the Trust.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agent services to the Fund. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Funds at net asset value (“NAV”) only in large blocks known as “Creation Units.” Shares are created and redeemed by the Funds only in Creation Unit size aggregations of 10,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net

Essential 40 Stock ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2026

Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Funds on the transaction date.

Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Funds may impose transaction fees on purchases and redemptions of Funds shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”).

The Transaction Fees for the Funds are listed in the table below:

Fee for In-Kind and	Maximum Additional Variable
Cash Purchases	Charge for Cash Purchases*
$300	2.00%

For the year ended May 31, 2026, the Fund received $0 and $12,300 in variable and fixed fees, respectively.

*	As a percentage of the amount invested.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at May 31, 2026, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$228,082,682	$52,928,650	$(3,877,004)	$49,051,646

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2026	May 31, 2025
Ordinary Income	$1,689,922	$1,691,887
Long-Term Capital Gain	—	1,236,578
	$1,689,922	$2,928,465

As of May 31, 2026, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,243,099	$—	$(1,308,051)	$(2,067)	$—	$49,051,646	$48,984,627

Essential 40 Stock ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2026

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gains (losses), and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $1,308,051.

At May 31, 2026, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, and capital loss carryforwards utilized as follows:

Short-Term	Long-Term	Total	CLCF Ulitilized
$2,067	$—	$2,067	$—

Permanent book and tax differences, primarily attributable to tax adjustments for realized gain (loss) on in-kind redemptions, resulted in reclassifications for the Fund for the fiscal year ended May 31, 2026, as follows:

Paid in Capital	Distributable Earnings
$11,236,113	$(11,236,113)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II
and the Shareholders of Essential 40 Stock ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Essential 40 Stock ETF (the Fund), a series of Northern Lights Fund Trust II, including the schedule of investments, as of May 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2026, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more KKM Financial, LLC advised investment companies since 2015.

Denver, Colorado
July 30, 2026

Essential 40 Stock ETF
ADDITIONAL INFORMATION (Unaudited)
May 31, 2026

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 21, 2026, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the advisory agreement (the “KKM Advisory Agreement”) between KKM Financial, LLC (“KKM”) and the Trust on behalf of the Essential 40 Stock ETF (the “Fund”).

Based on their evaluation of the information provided by KKM, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the KKM Advisory Agreement with respect to the Fund.

In advance of the Meeting, the Board requested and received materials to assist them in considering the renewal of the KKM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the KKM Advisory Agreement, a memorandum prepared by counsel to the Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the KKM Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to KKM (including due diligence questionnaires completed by KKM, select financial information of KKM, bibliographic information regarding the Fund’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the KKM Advisory Agreement. The Board relied upon the advice of counsel to the Independent Trustees and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement. In considering the renewal of the KKM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by KKM related to the proposed renewal of the KKM Advisory Agreement with respect to the Fund, including its Form ADV and related schedules, a description of the manner in which investment decisions are made and executed, and a review of the personnel performing services for the Fund, including the individuals that primarily monitor and execute the investment process. The Board discussed KKM’s research capabilities, the quality of KKM’s compliance infrastructure and the experience of its investment advisory personnel. The Board noted that KKM is an experienced investment adviser with seasoned senior management. Additionally, the Board received satisfactory responses from the representatives of KKM with respect to a series of important questions, including: whether KKM was involved in any lawsuits or pending regulatory actions; whether the advisory services provided to its other accounts would conflict with the advisory services provided to the Fund; whether there were procedures in place to adequately allocate

Essential 40 Stock ETF
ADDITIONAL INFORMATION (Unaudited) (Continued)
May 31, 2026

trades among its respective clients; and whether KKM’s CCO had processes in place to review the portfolio managers’ performance of their duties to ensure compliance under KKM’s compliance program. The Board reviewed the information provided on the practices for monitoring compliance with the Fund’s investment limitations and discussed KKM’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent, based on his review, that KKM’s policies and procedures were reasonably designed to prevent violations of applicable federal securities laws. The Board also noted KKM’s representation that the prospectus and statement of additional information for the Fund accurately describe the investment strategies and risks of the Fund. The Board then reviewed the capitalization of KKM based on financial information provided by and representations made by KKM and its representatives and concluded that KKM was sufficiently well-capitalized in order to meet its obligations to the Fund. The Board concluded that KKM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the KKM Advisory Agreement and that the nature, overall quality and extent of the advisory services provided by KKM to the Fund were satisfactory.

Performance. The Board discussed the report prepared by Broadridge and reviewed the performance of the Fund as compared to its respective peer group, Morningstar category and benchmark for the one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2026. The Board noted that performance for the one-year, three-year and five-year periods reflected the Fund’s current strategy while performance for the ten-year period included the performance of the predecessor fund under its previous investment strategy. Accordingly, the Board focused its review on the performance of the Fund after the investment strategy change. The Board noted that the Fund underperformed one of its benchmarks, the S&P 500 Total Return Index, but outperformed its secondary benchmark, the S&P 500 Equal Weighted Total Return Index, as well as its Morningstar category median and peer group median for the one-year, three-year, and five-year periods. After further discussion, the Board concluded that the performance of the Fund was acceptable.

Fees and Expenses. As to the costs of the services provided by KKM, the Board reviewed and discussed the Fund’s advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Broadridge Report. The Board noted that the advisory fee, which was slightly above its Morningstar category median but below its peer group median, was not unreasonable. The Board then reviewed the contractual arrangements for the Fund, which stated that KKM had agreed to waive or limit its advisory fee and/or reimburse expenses at least until September 30, 2027, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 0.70%. The Board found such arrangements to be beneficial to shareholders. The Board concluded that based on KKM’s experience, expertise and services to be provided, the advisory fee charged by KKM to the Fund was not unreasonable.

Profitability. The Board also considered the level of profits that have accrued and could be expected to accrue to KKM with respect to the Fund based on profitability reports and profitability analyses provided by KKM with respect to the Fund. The Board also reviewed the selected financial information of the Fund provided by KKM. After review and discussion, the Board concluded that the profit from KKM’s relationship with the Fund was not excessive.

Economies of Scale. As to the extent to which the Fund would realize economies of scale as it grew, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund. The Board further considered KKM’s expectations for growth and concluded that additional material economies of scale would likely not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from KKM as the Board believed to be reasonably necessary to evaluate the terms of the KKM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the KKM Advisory Agreement, (a) the terms of the KKM Advisory Agreement are reasonable; (b) the advisory fee is

Essential 40 Stock ETF
ADDITIONAL INFORMATION (Unaudited) (Continued)
May 31, 2026

not unreasonable; and (c) the KKM Advisory Agreement is in the best interests of the Fund and its shareholders. In considering the renewal of the KKM Advisory Agreement, the Board did not identify any one factor as all important but rather considered these factors collectively and determined that the approval of the KKM Advisory Agreement was in the best interest of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement.

Investment Adviser
KKM Financial LLC
141 W. Jackson Blvd, Suite 1711
Chicago, IL 60604

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

(b)	Financial Highlights are included in Item 7(a)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7 (a)

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7 (a)

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation as of a date within 90 days of this report on Form N-CSR, based on their evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)
/s/ Kevin E. Wolf
Kevin E. Wolf, Principal Executive Officer/President

Date	8/6/26

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Kevin E. Wolf
Kevin E. Wolf, Principal Executive Officer/President

Date	8/6/26

By (Signature and Title)
/s/ Erik Naviloff
Erik Naviloff, Principal Financial Officer/Treasurer

Date	8/6/26